Aptus Laddered Deep Buffer ETF
Schedule of Investments
July 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares		Value
Aptus April Deep Buffer ETF (a)(b)	14,700		$ 379,288
Aptus January Deep Buffer ETF (a)(b)	14,712		380,057
Aptus July Deep Buffer ETF (a)(b)	14,652		379,824
Aptus October Deep Buffer ETF (a)(b)(c)	14,700		380,468
TOTAL EXCHANGE TRADED FUNDS (Cost $1,505,854)			1,519,637

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%	Shares		Value
First American Treasury Obligations Fund - Class X, 3.60% (d)	1,492		1,492
TOTAL MONEY MARKET FUNDS (Cost $1,492)			1,492

TOTAL INVESTMENTS - 100.0% (Cost $1,507,346)			1,521,129
Liabilities in Excess of Other Assets - (0.0)% (e)		(0.00004)	(60)
TOTAL NET ASSETS - 100.0%			$ 1,521,069

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.
(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Aptus Laddered Deep Buffer ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 1,519,637	$ –	$ –	$ 1,519,637
Money Market Funds	1,492	–	–	1,492
Total Investments	$ 1,521,129	$ –	$ –	$ 1,521,129

Refer to the Schedule of Investments for further disaggregation of investment categories.

Aptus Laddered Deep Buffer ETF - Transactions with Affiliates
	Value as of May 12, 2026 (a)	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of July 31, 2026	Shares as of July 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Aptus April Deep Buffer ETF	$ –	$ 376,084	$ –	$ –	$ 3,204	$ 379,288	14,700	$ –	$ –
Aptus January Deep Buffer ETF	–	376,210	–	–	3,847	380,057	14,712	–	–
Aptus July Deep Buffer ETF	–	377,313	–	–	2,511	379,824	14,652	–	–
Aptus October Deep Buffer ETF	–	376,247	–	–	4,221	380,468	14,700	–	–
	$ –	$ 1,505,854	$ –	$ –	$ 13,783	$ 1,519,637	58,764	$ –	$ –

(a)	Inception date of Fund.